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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-151437 on Form S-8 of our report dated March 20, 2009, relating to the consolidated financial statements of LPL Investment Holdings Inc. appearing in this Annual Report on Form 10-K/A of LPL Investment Holdings Inc. for the year ended December 31, 2008.

/s/ Deloitte & Touche LLP

Costa Mesa, California
March 20, 2009

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM